Exhibit 28(h)(i)(B)

AMENDED AND RESTATED EXHIBIT A

THIS AMENDED AND RESTATED EXHIBIT A, dated as of December 15, 2016, is Exhibit A to that certain Transfer Agency Services Agreement dated as of July 19, 2007, between BNY Mellon Investment Servicing (US) Inc. and FundVantage Trust.

FUNDS — Classes

Bradesco Latin American Hard Currency Bond Fund — Class A

Bradesco Latin American Hard Currency Bond Fund — Class C

Bradesco Latin American Hard Currency Bond Fund — Institutional Class

Bradesco Latin American Hard Currency Bond Fund — Retail Class

Bradesco Latin American Equity Fund — Class A

Bradesco Latin American Equity Fund — Class C

Bradesco Latin American Equity Fund — Institutional Class

Bradesco Latin American Equity Fund — Retail Class

Insight Investment Grade Bond Fund — Institutional Class

Insight Investment Grade Bond Fund — Class A

Insight Investment Grade Bond Fund — Class C

DuPont Capital Emerging Markets Debt Fund — Class I

DuPont Capital Emerging Markets Fund — Class I

EIC Value Fund — Class A

EIC Value Fund — Class C

EIC Value Fund — Retail Class

EIC Value Fund — Institutional Class

Estabrook Investment Grade Fixed Income Fund — Class A

Estabrook Investment Grade Fixed Income Fund — Class C

Estabrook Investment Grade Fixed Income Fund — Class I

Estabrook Investment Grade Fixed Income Fund — Class R

Fasanara Capital Absolute Return Multi-Asset Fund — Class    (effective          )

Gotham Absolute 500 Fund — Institutional Class

Gotham Absolute 500 Core Fund — Institutional Class

Gotham Absolute Return Fund — Institutional Class

Gotham Defensive Long Fund — Institutional Class

Gotham Defensive Long 500 Fund — Institutional Class

Gotham Enhanced 500 Fund - Institutional Class

Gotham Enhanced 500 Core Fund — Institutional Class

Gotham Enhanced Return Fund — Institutional Class

Gotham Enhanced S&P 500 Index Fund - Institutional Class (effective 12/29/16)

Gotham Hedged Core Fund — Institutional Class

Gotham Hedged Plus Fund — Institutional Class

Gotham Index Core Fund — Institutional Class

Gotham Index Plus Fund - Institutional Class

Gotham Institutional Value Fund - Institutional Class

Gotham Neutral Fund — Institutional Class

Gotham Neutral 500 Fund — Institutional Class

Gotham Total Return Fund - Institutional Class

Lateef Fund — Class A

Lateef Fund — Class I

Lateef Fund — Class C

Mount Lucas U.S. Focused Equity Fund — Class I

Mount Lucas U.S. Focused Equity Fund — Class II

Pacific Capital Tax-Free Securities Fund — Class Y

Pacific Capital Tax-Free Short Intermediate Securities Fund — Class Y

Polen Capital Global Growth Fund — Investor Class

Polen Capital Global Growth Fund — Institutional Class

Polen Growth Fund — Investor Class

Polen Growth Fund — Institutional Class

Polen International Growth Fund - Investor Class (effective 12/29/16)

Polen International Growth Fund — Institutional Class (effective 12/29/16)

Private Capital Management Value Fund — Class A

Private Capital Management Value Fund — Class C

Private Capital Management Value Fund — Class I

Private Capital Management Value Fund — Class R

Quality Dividend Fund — Class A

Quality Dividend Fund — Class C

Quality Dividend Fund — Institutional Class

SkyBridge Dividend Value Fund — Class A

SkyBridge Dividend Value Fund Class C

SkyBridge Dividend Value Fund — Class I

TOBAM Emerging Markets Fund — Class I

TOBAM Emerging Markets Fund — Class A

TOBAM Emerging Markets Fund — Class C

Shelton Tactical Credit Fund — Class A

Shelton Tactical Credit Fund — Class I

Shelton Tactical Credit Fund — Class C

Shelton International Equity Fund — Class A

Shelton International Equity Fund — Class I

Shelton International Equity Fund — Class C

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Exhibit A to be executed by their officers designated below effective as of the date and year first above written.

THE BANK OF NEW YORK MELLON

		By:	/s/Dorothy R. McKeown
		Name:	Dorothy R. McKeown
		Title:	Managing Director
		Date:	12/29/16

FUNDVANTAGE TRUST

By:	/s/T. Richard Keyes
Name:	Richard Keyes
Title:	President and CEO
Date:	12/23/2016